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                                                                   Exhibit 10.47

                                                CONFIDENTIAL TREATMENT REQUESTED



CONFIDENTIAL TREATMENT REQUESTED: PAGES WHERE CONFIDENTIAL TREATMENT HAS BEEN REQUESTED ARE MARKED "CONFIDENTIAL TREATMENT REQUESTED" AND APPROPRIATE SECTIONS, WHERE TEXT HAS BEEN OMITTED, ARE NOTED WITH "[ * ]." AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

           OFFICERS & ASSOCIATES BONUS PLAN (END OF 1996 - JULY 1997)

Mike Green, Vice President, Chemistry
Current Salary:   $160,000
Recommended Salary:    $[ * ]
Max Payout:       $[ * ]

PERFORMANCE CRITERIA:

             [ * ]                           [ * ]                                          [ * ]
             [ * ]%                          [ * ]%                                         [ * ]%
Max Amount: $[ * ]              Max Amount: $[ * ]                             Max Amount: $[ * ]
Payout Date: 1/97               Payout Date: PRN                               Payout Date: 1/97
-----------------------------------------------------------------------------------------------------------------
1  [ * ] in house &             6  $[ * ] transaction [greater than] $[ * ]   9  Performance appraisal
   operational                     guaranteed                                10  [ * ] by year end
2  Vendors identified on        7  $[ * ] transaction [greater than] $[ * ]  11  Complete plan to [ * ]
   [ * ]                           guaranteed                                12  Staff performance
3  [ * ]commitments             8  $[ * ] transaction [greater than] $[ * ]      assessments
   completed                       guaranteed                                13  Completion of [ * ]
4  [ * ] developed by HPI                                                    14  Technology assessments
   personnel                                                                     & additions
5  Initiation of [ * ] effort                                                15  Other general qualitative
                                                                                 criteria, e.g. quality of
                                                                                 [ * ], etc.


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



[ * ] - INDICATES OMITTED INFORMATION FOR WHICH CONFIDENTIAL
TREATMENT HAS BEEN REQUESTED

                                                CONFIDENTIAL TREATMENT REQUESTED

Barney King, Vice President, Biological Sciences  Development
Current Salary:   $195,000
Recommended Salary:    $[ * ]
Max Payout:       $[ * ]

PERFORMANCE CRITERIA:

             [ * ]                            [ * ]                                             [ * ]
             [ * ]%                           [ * ]%                                            [ * ]%
Max Amount: $[ * ]               Max Amount: $[ * ]                                Max Amount: $[ * ]
Payout Date: 1/97                Payout Date: PRN                                  Payout Date: 1/97
---------------------------------------------------------------------------------------------------------------------
16  [ * ] and initiation of      20  $[ * ] [greater than] $[ * ] guaranteed       23   Performance appraisal
    [ * ] by 1/97                21  $[ * ] [gteater than] $[ * ] guaranteed       24   Complete [ * ]
17  Initiation of [ * ] by 1/97  22  $[ * ] transaction  $[ * ]                    25   Significantly advance [ * ]
18  [ * ] achieved                   guaranteed                                    26   Contribute toward one
19  [ * ] screened for [ * ]                                                            additional [ * ]
                                                                                   27   Staff performance assessments
                                                                                   28   Technology assessments &
                                                                                        additions
                                                                                   29   Other general qualitative
                                                                                        criteria
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


[ * ] - INDICATES OMITTED INFORMATION FOR WHICH CONFIDENTIAL
TREATMENT HAS BEEN REQUESTED

                                                CONFIDENTIAL TREATMENT REQUESTED

Terry McMorrow, Chief Financial Officer
Current Salary:   $145,000
Recommended Salary:    $[ * ]
Max Payout:       $[ * ]

PERFORMANCE CRITERIA:

             [ * ]                            [ * ]                                         [ * ]
             [ * ]%                           [ * ]%                                        [ * ]%
Max Amount: $[ * ]               Max Amount: $[ * ]                            Max Amount: $[ * ]
Payout Date: 2/97                Payout Date: PRN                              Payout Date: 7/97
-----------------------------------------------------------------------------------------------------------------
30  Complete '96 audit           36  $[ * ] for any transaction                39  Performance appraisal
    without issue                    [greater than] $[ * ] guaranteed          40  Resolve staffing issues
31  Manage expenses within       37  $[ * ] for any non-                       41  Consider staff
    budget and construct             dilutive transaction [greater than]           performance assessments
    1997-98 plan                     $[ * ] guaranteed                         42  Improve interface with
32  Complete [ * ]               38  $[ * ] for any transaction                    int/ext clients
33  Complete [ * ]                   [greater than] $[ * ] guaranteed          43  Improve utilization of
34  Complete successful [ * ]                                                      legal resource
35  Resolve [ * ] issues                                                       44  Other general qualitative
                                                                                   criteria

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



[ * ] - INDICATES OMITTED INFORMATION FOR WHICH CONFIDENTIAL
TREATMENT HAS BEEN REQUESTED

                                                CONFIDENTIAL TREATMENT REQUESTED

Bob Whitehead, President & CEO
Current Salary:   $275,000
Recommended Salary:    $[ * ]
Max Payout:       $[ * ]

PERFORMANCE CRITERIA:

                 [ * ]                        [ * ]                       [ * ]                                         [ * ]
                 -----                        -----                       -----                                         -----
                 [ * ]%                       [ * ]%                      [ * ]%                                        [ * ]%
Maximum Payout: $[ * ]       Maximum Payout: $[ * ]      Maximum Payout: $[ * ]                        Maximum Payout: $[ * ]
Payout Date: 1/97            Payout Date: 6/97           Payout Date: 6/97                             Payout Date: 1/97
------------------------------------------------------------------------------------------------------------------------------------
45  Expansion of [ * ]       50  Absolute [ * ]          52  $[ * ] transaction [greater than] $[ * ]  55  Performance appraisal
46  Timely completion        51  Exceeds [ * ] in            guaranteed                                56  Other general qualitative
    of [ * ]                     growth with caveat      53  $[ * ] transaction [greater than] $[ * ]      criteria as determined by
47  Expanded investor            that there must be at       guaranteed                                    CEO and approved by
    base                         least [ * ]             54  $[ * ] transaction [greater than] $[ * ]      Compensation Committee
48  Complete hiring                                          guaranteed                                57  Other general qualitative
    plans & satisfactory                                                                                   criteria, e.g. quality of
    organization                                                                                           [ * ], etc.
    development
49  [ * ]

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





[ * ] - INDICATES OMITTED INFORMATION FOR WHICH CONFIDENTIAL
TREATMENT HAS BEEN REQUESTED